SECOND SUPPLEMENTAL PROSPECTUS DATED 2 NOVEMBER 2005

STANDARD & POOR'S DEPOSITARY RECEIPTS®
("SPDRs®")

SPDR TRUST, SERIES 1
(A Unit Investment Trust organized in the United States)

A copy of this Second Supplemental Prospectus has been lodged with the Monetary Authority of Singapore on 2 November 2005 who takes no responsibility for its contents.

This Second Supplemental Prospectus is supplemental to the Prospectus dated January 31, 2005 (the "Prospectus") relating to the SPDRs® which was registered with the Monetary Authority of Singapore on January 31, 2005.

This Second Supplemental Prospectus shall be read and construed in conjunction with and as one document with the Prospectus and the First Supplemental Prospectus dated February 2, 2005. Terms defined and references construed in the Prospectus shall have the same meaning and construction in this Second Supplemental Prospectus.

The Prospectus is hereby amended as follows:

The final paragraph found at page i. of the prospectus is hereby deleted and substituted with the following new paragraph:

"Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500®", "500", "Standard & Poor's Depositary Receipts®" and "SPDRs®" are trademarks of The McGraw-Hill Companies, Inc. State Street Global Markets, LLC is permitted to use these trademarks pursuant to a "License Agreement" with Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and SPDR Trust, Series 1, is permitted to use these trademarks pursuant to a sublicense from State Street Global Markets, LLC. SPDR Trust, Series 1, is not, however, sponsored by or affiliated with Standard & Poor's or the McGraw-Hill Companies, Inc.

The first two paragraphs under the heading "License Agreement" found at page 48 of the prospectus are hereby deleted and substituted with the new paragraphs:

LICENSE AGREEMENT

The License Agreement grants State Street Global Markets, LLC, an affiliate of the Trustee ("SSGM"), a license to use the S&P 500 Index as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of S&P in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and the Exchange have each received a sublicense from SSGM for the use of the S&P 500 Index and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of SPDRs. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended beyond such date without the consent of any of the Beneficial Owners of SPDRs.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSGM, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of SPDRs or any other person is entitled to use any rights whatsoever under the foregoing licensing arrangements or to use the trademarks "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" or "500" or to use the S&P 500 Index except as specifically described herein or as may be specified in the Trust Agreement.